SECURITIES AND EXCHANGE COMMISSION
                         Washington, D. C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


                        Date of Report: January 11, 2001
                        (Date of earliest event reported)


                  MINNESOTA MINING AND MANUFACTURING COMPANY
           (Exact name of registrant as specified in its charter)


                                File No. 1-3285
                           (Commission File Number)


                Delaware                             41-0417775
        (State of incorporation)                  (I.R.S. Employer
                                                Identification Number)


            3M Center                              55144-1000
            St. Paul, Minnesota                    (Zip Code)
                 (Address of principal executive offices)


               Registrant's telephone, including area code:
                             (651) 733-1110


ITEM 5.   OTHER EVENTS.

Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release of Minnesota Mining and Manufacturing Company dated January 11, 2001.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits Required by Item 601 of Regulation S-K

        EXHIBIT NO.  DESCRIPTION
        ----------   -----------
            99       Press release dated January 11, 2001




                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           MINNESOTA MINING AND
                                           MANUFACTURING COMPANY


                                           By: /s/ Gregg M. Larson
                                              --------------------
                                              Gregg M. Larson,
                                              Assistant Secretary

Dated:  January 11, 2001

                      EXHIBIT INDEX

EXHIBIT         DESCRIPTION
------          -----------
99              Press release dated January 11, 2001.